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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                ______________

               Date of report (date of earliest event reported):
                               December 4, 2000


                           LML PAYMENT SYSTEMS INC.
              (Exact name of Registrant as specified in charter)

    Yukon Territory, Canada               0-13959                ###-##-####
    -----------------------               -------                -----------
(State or other jurisdiction of    (Commission File No.       (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                         1680-1140 West Pender Street
                           Vancouver, B.C.  V6E 4G1
                   (Address of principal executive offices)
                                ______________


                                (604) 689-4440
             (Registrant's telephone number, including area code)
                                ______________

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On December 4, 2000 and on January 2, January 3, January 16, January 31, February 5, February 14, February 23, February 26, March 8, and April 2, 2001, the Registrant issued news releases, copies of which are being filed as exhibits to this report.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit 20.1 News release dated December 4, 2000 reporting agreements with ABCO Food Group.

               Exhibit 20.2 News release dated January 2, 2001 regarding legal action filed against Registrant in Bexar County, Texas by Todd H. Moore.

               Exhibit 20.3 News release dated January 3, 2001 reporting that CheckMARK Patent Inc., a subsidiary of the Registrant, received approval of its patent application resulting in the issuance of Patent No. 6,164,528.

               Exhibit 20.4 News release dated January 16, 2001 regarding the dismissal of a complaint filed against the Registrant by Global Transaction Systems, LLC.

               Exhibit 20.5 News release dated January 16, 2001 correcting a misstatement contained in the immediately preceding news release.

               Exhibit 20.6 News release dated January 31, 2001 reporting that Registrant filed a motion for sanctions against counsel for Global Transaction Systems, LLC pursuant to Rule 11 of the Federal Rules of Civil Procedure.

               Exhibit 20.7 News release dated February 5, 2001 regarding a legal action filed by the Registrant against Global Transaction Systems LLC.

               Exhibit 20.8 News release dated February 14, 2001 reporting the financial results for the three and nine months ended December 31, 2000.

               Exhibit 20.9 News release dated February 23, 2001 reporting that the United States District Court, Western District of Washington amended its original judgment from a dismissal with prejudice to a dismissal without prejudice.

               Exhibit 20.10 News release dated February 26, 2001 regarding the settlement of a lawsuit filed against the Registrant by the former owners of Wildwood Estates property.

               Exhibit 20.11 News release dated March 8, 2001 reporting that CheckMARK Patent Inc., a subsidiary of the Registrant, received notice of allowance for patent application serial no. 09/562,303.

               Exhibit 20.12 News release dated April 2, 2001 reporting the Registrant's consolidation of six subsidiary companies into a single operating company named LML Payment Systems Corp.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LML PAYMENT SYSTEMS INC.


                                        By: /s/ Carolyn Mosher
                                            -----------------------------
                                            Carolyn Mosher
                                            Corporate Secretary

Date:  April 6, 2001